MERRILL LYNCH
HEALTHCARE
FUND, INC.




FUND LOGO




Semi-Annual Report

October 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH HEALTH CARE FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Jordan C. Schreiber, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Healthcare Fund, Inc., October 31, 1999


DEAR SHAREHOLDER


For the three-month period ended October 31, 1999, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -5.74%, -6.09%, -5.87% and -5.68%, respectively, as the unmanaged Standard & Poor's 500 Index had a total return of +2.90%. The Fund's total returns declined during the October quarter compared to the broader market's modest gain. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investor Focus Shifts to Inflation
and Political Climate
We believe this decline reflects, in large part, investor concern about potential Federal Reserve Board actions to preempt inflationary pressures. In an inflationary environment, pharmaceutical companies have much less flexibility in raising prices than do companies with commodity-based products. Large-capitalization drug stocks also faced the negative pressure of the Clinton Administration's efforts to restructure Medicare that would include an outpatient drug benefit. We expect Medicare restructuring to be a prime issue in the upcoming election year. Despite attractive fundamentals, we believe that this issue is likely to constrain drug company share prices until resolution, probably in 2001. We expect the ultimate impact on drug companies to be only modestly negative at worst and possibly favorable as increased drug usage is likely to compensate for discounted prices.

Mid-capitalization and small-capitalization healthcare companies also came under pressure as investors reacted to inflationary concerns by selling stocks in young, relatively high multiple companies.

Healthcare service companies also underperformed the broader market because of investor concerns about proposed managed care legislation that would permit litigation against health maintenance organizations (HMOs) and, potentially, class action lawsuits. At the same time, the fundamentals of this industry sub-sector are more favorable than they have been in the past years. Premiums have been increased while medical expenses have been better controlled.

The European healthcare sector followed the pattern of its US counterpart and underperformed broad stock markets.

The biotechnology sector, which had a strong move upward early in the October quarter, gave up nearly all of the gains seen since July as several high profile biotechnology products either failed in clinical trial or received disappointing reviews by Food and Drug Administration advisory committees.

Portfolio Matters
During the October quarter, we maintained a balance of assets in the portfolio with large-capitalization healthcare stocks representing slightly more than half of the Fund's holdings. Mid-capitalization companies in the medical specialty areas comprised a significant position followed to a lesser extent by smaller-capitalization companies. We took advantage of the attractive valuations to initiate or add to positions in several well-positioned large-capitalization healthcare stocks.

Specifically, we added to positions in Warner-Lambert Company, Bristol-Myers Squibb Company and American Home Products Corporation and initiated a position in Pharmacia and Upjohn, Inc. These companies are benefiting from an improved new product pipeline or recently launched products that we expect to produce accelerated earnings growth. We also significantly increased the Fund's position in Columbia/HCA Healthcare Corporation and added a position in Tenet Healthcare Corporation. We believe that both of these hospital management organizations are likely to benefit from revisions to the Balanced Budget Act that would add back funding or eliminate further reductions in hospital reimbursement under Medicare. We reduced the Fund's exposure in the managed care sector, eliminating positions in Foundation Health Systems, Inc., United Wisconsin Services, Inc. and other situations where we judge future prospects to be less optimistic.

Despite the near-term issues faced by the US healthcare sector, we continue to view the long-term outlook very positively. Demographic trends favor increased healthcare expenditures. Scientific advances in genomics and the application of this knowledge to developing new diagnostic tools and disease treatments are sparking an acceleration of new drug discovery, which could fuel the exceptional long-term growth we see for this sector.

In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager


December 9, 1999



To reduce shareholders' expenses, Merrill Lynch Healthcare Fund,
Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.




Merrill Lynch Healthcare Fund, Inc., October 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the exdividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*+++
                                                                                              Ten Years/
                                                       3 Month              12 Month       Since Inception
As of October 31, 1999                               Total Return         Total Return       Total Return
ML Healthcare Fund, Inc.--Class A Shares                -5.74%              +11.90%           +290.46%
ML Healthcare Fund, Inc.--Class B Shares                -6.09               +10.71            +251.73
ML Healthcare Fund, Inc.--Class C Shares                -5.87               +10.68            +151.06
ML Healthcare Fund, Inc.--Class D Shares                -5.68               +11.63            +155.44

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +12.59%        + 6.68%
Five Years Ended 9/30/99                  +21.04         +19.74
2/01/90++ through 9/30/99                 +14.39         +13.75
Ten Years Ended 9/30/99                   +13.99         +13.38

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                        +11.46%        + 7.50%
Five Years Ended 9/30/99                  +19.79         +19.79
2/01/90++ through 9/30/99                 +13.22         +13.22
Ten Years Ended 9/30/99                   +12.82         +12.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                        +11.44%        +10.44%
Inception (10/21/94) through 9/30/99      +20.02         +20.02

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +12.56%        + 6.65%
Inception (10/21/94) through 9/30/99      +20.46         +19.16

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


+++ Important Note:
    Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4 and 5 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.



Performance
Results
                                                 2/01/90 to 10/31/99
                                                    Total Return++

ML Healthcare Fund, Inc. Class A Shares                +405.30%
ML Healthcare Fund, Inc. Class B Shares                +367.34

[FN]
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio. Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.



Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge   Sales Charge**

2/01/90++ through 9/30/99                 +18.02%        +17.36%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

2/01/90++ through 9/30/99                 +17.10%        +17.10%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.



Merrill Lynch Healthcare Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS
NORTH                                    Shares                                                                 Percent of
AMERICA        Industries                 Held            Investments                                 Value     Net Assets
Canada         Medical Specialties      450,000    ++QLT PhotoTherapeutics Inc.                    $19,040,625         4.0%
                                        300,000    ++QLT PhotoTherapeutics Inc.
                                                     (US Registered Shares)                         12,663,132         2.6

                                                     Total Investments in Canada                    31,703,757         6.6

United States  Biotechnology            200,000    ++Abgenix, Inc                                    8,850,000         1.8
                                        120,000    ++Amgen Inc.                                      9,562,500         2.0
                                        200,000    ++Aphton Corporation                              2,525,000         0.5
                                         50,000    ++Biogen, Inc.                                    3,703,125         0.8
                                         40,000    ++COR Therapeutics, Inc.                            807,500         0.2
                                        132,500    ++Cell Genesys, Inc.                              1,126,250         0.2
                                        350,000    ++Coulter Pharmaceutical, Inc.                    5,950,000         1.2
                                        350,000    ++Emisphere Technologies, Inc.                    4,375,000         0.9
                                         41,100    ++Genentech, Inc.                                 5,990,325         1.3
                                         30,000    ++Gilead Sciences, Inc.                           1,895,625         0.4
                                         90,000    ++IDEC Pharmaceuticals Corporation               10,451,250         2.2
                                         80,000    ++Immunex Corporation                             5,025,000         1.1
                                         40,000    ++PathoGenesis Corporation                          597,500         0.1
                                         20,000    ++Protein Design Labs, Inc.                         801,250         0.2
                                         80,000    ++Trimeris, Inc.                                  1,420,000         0.3
                                                                                                   -----------       ------
                                                                                                    63,080,325        13.2

               Health Care Cost         700,000    ++AmeriSource Health Corporation (Class A)       10,500,000         2.2
               Containment              200,000      Cardinal Health, Inc.                           8,625,000         1.8
                                        100,000    ++Caremark Rx, Inc.                                 487,500         0.1
                                        500,000      Columbia/HCA Healthcare Corporation            12,062,500         2.6
                                        200,000    ++Tenet Healthcare Corporation                    3,887,500         0.8
                                                                                                   -----------       ------
                                                                                                    35,562,500         7.5

               Healthcare--              60,000    ++CareInsite, Inc.                                2,632,500         0.6
               Information              166,100    ++Cerner Corporation                              2,470,737         0.5
                                         65,100    ++Gartner Group, Inc. (Class B)                     610,313         0.1
                                        500,000      IMS Health Incorporated                        14,500,000         3.0
                                        150,000    ++Medical Manager Corporation                     7,509,375         1.6
                                                                                                   -----------       ------
                                                                                                    27,722,925         5.8

               Medical Specialties      285,000      Bausch & Lomb Incorporated                     15,390,000         3.2
                                        200,000      Baxter International Inc.                      12,975,000         2.7
                                        350,000      Becton, Dickinson and Company                   8,881,250         1.9
                                        100,000    ++ILEX Oncology, Inc.                             1,393,750         0.3
                                        150,000    ++Laser Vision Centers, Inc.                      1,289,063         0.3
                                        200,000    ++Martek Biosciences Corporation                  1,525,000         0.3
                                        200,000    ++Syncor International Corporation                7,312,500         1.5
                                        292,500    ++VISX, Incorporated                             18,281,250         3.9
                                                                                                   -----------       ------
                                                                                                    67,047,813        14.1

               Medical Technology       250,000      C.R. Bard, Inc.                                13,484,375         2.8
                                        100,000    ++Datascope Corp.                                 3,600,000         0.8
                                        150,000    ++Guidant Corporation                             7,406,250         1.6
                                        280,000      Medtronic, Inc.                                 9,695,000         2.0
                                         50,000    ++Novoste Corporation                               856,250         0.2
                                        150,000      Stryker Corporation                             9,262,500         1.9
                                                                                                   -----------       ------
                                                                                                    44,304,375         9.3

               Pharmaceutical--         400,000      Bristol-Myers Squibb Company                   30,725,000         6.4
               Consumer                 250,000      Warner-Lambert Company                         19,953,125         4.2
                                                                                                   -----------       ------
                                                                                                    50,678,125        10.6

               Pharmaceutical--         250,000      American Home Products Corporation             13,062,500         2.8
               Diversified              200,000      Monsanto Company                                7,700,000         1.6
                                        100,000      Schering-Plough Corporation                     4,950,000         1.0
                                                                                                   -----------       ------
                                                                                                    25,712,500         5.4

               Pharmaceutical--          80,000      Eli Lilly and Company                           5,510,000         1.2
               Prescription             250,000    ++Forest Laboratories, Inc.                      11,468,750         2.4
                                         50,000      Merck & Co., Inc.                               3,978,125         0.8
                                        120,000      Pfizer Inc.                                     4,740,000         1.0
                                        100,000      Pharmacia & Upjohn, Inc.                        5,393,750         1.1
                                        400,000    ++SangStat Medical Corporation                    8,650,000         1.8
                                         80,000    ++Sepracor Inc.                                   6,650,000         1.4
                                                                                                   -----------       ------
                                                                                                    46,390,625         9.7

                                                     Total Investments in the United States        360,499,188        75.6

                                                     Total Investments in North America            392,202,945        82.2

PACIFIC
BASIN/ASIA

Japan          Pharmaceutical--          70,000      Fujisawa Pharmacturical Co., Ltd.               1,752,350         0.4
               Prescription              75,000      Kissei Pharmaceutical Co., Ltd.                 1,438,711         0.3
                                        156,000      Kyorin Pharmaceutical Co., Ltd.                 5,670,823         1.2
                                        100,000      Shionogi & Co., Ltd.                              919,816         0.2

                                                     Total Investments in the Pacific Basin/Asia     9,781,700         2.1

WESTERN
EUROPE

Denmark        Medical Specialties       50,000      William Demant A/S                              4,063,489         0.9

                                                     Total Investments in Denmark                    4,063,489         0.9

France         Pharmaceutical--          50,000      Rhone-Poulenc SA                                2,794,596         0.6
               Diversified

               Pharmaceutical--         100,000    ++Sanofi-Synthelabo SA                            4,407,267         0.9
               Prescription

                                                     Total Investments in France                     7,201,863         1.5

Germany        Medical Specialties       50,000      Fresenius Medical Care AG (ADR)*                1,165,625         0.2

                                                     Total Investments in Germany                    1,165,625         0.2



Merrill Lynch Healthcare Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
WESTERN EUROPE                           Shares                                                       Value     Percent of
(concluded)    Industries                 Held            Investments                               (Note 1a)   Net Assets
Ireland        Pharmaceutical--          80,000    ++Elan Corporation PLC (ADR)*                  $  2,060,000         0.4%
               Prescription

                                                     Total Investments in Ireland                    2,060,000         0.4

Sweden         Biotechnology             92,500    ++OXiGENE, Inc.                                   1,422,188         0.3

                                                     Total Investments in Sweden                     1,422,188         0.3

Switzerland    Pharmaceutical--           1,000      Roche Holding AG                               11,996,853         2.5
               Diversified
                                                     Total Investments in Switzerland               11,996,853         2.5

United         Medical Specialties      600,000    ++SkyePharma PLC                                    467,856         0.1
Kingdom        Pharmaceutical--         551,669      SmithKline Beecham PLC                          7,100,059         1.5
               Diversified

               Pharmaceutical--         123,547      Glaxo Wellcome PLC                              3,642,553         0.8
               Prescription
                                                     Total Investments in the United Kingdom        11,210,468         2.4

                                                     Total Investments in Western Europe            39,120,486         8.2

                                                     Total Long-Term Investments
                                                     (Cost--$368,091,116)                          441,105,131        92.5

SHORT-TERM                              Face
SECURITIES                             Amount

               Commercial           $12,793,000      General Motors Acceptance Corp.,
               Paper**                               5.38% due 11/01/1999                           12,789,176         2.7
                                     10,000,000      Hertz Corporation, 5.31% due 12/02/1999         9,951,325         2.1
                                      7,180,000      Metropolitan Life Insurance Company,
                                                     5.29% due 11/19/1999                            7,158,899         1.5
                                      5,000,000      Xerox Capital (Europe) PLC, 5.30%
                                                     due 12/07/1999                                  4,972,028         1.0
                                                                                                   -----------       ------
                                                                                                    34,871,428         7.3

               US Government          4,481,000      Federal Farm Credit Bank, 5.22%
               Agency                                due 12/13/1999                                  4,452,411         1.0
               Obligations**          2,068,000      Federal Home Loan Mortgage Corporation,
                                                     5.22% due 11/08/1999                            2,065,301         0.4
                                                                                                     6,517,712         1.4
                                                     Total Investments in Short-Term Securities
                                                     (Cost - $41,389,140)                           41,389,140         8.7

               Total Investments (Cost--$409,480,256)                                              482,494,271       101.2

               Liabilities in Excess of Other Assets                                                (5,500,599)       (1.2)
                                                                                                  ------------       ------
               Net Assets                                                                         $476,993,672       100.0%
                                                                                                  ============       ======

              *American Depositary Receipts (ADR).
             **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Company.
             ++Non-income producing security.

               See Notes to Financial Statements.




PORTFOLIO INFORMATION


Worldwide
Investments
As of 10/31/99

                                Percent of
Ten Largest Holdings            Net Assets

QLT PhotoTherapeutics Inc.*        6.6%
Bristol-Myers Squibb Company       6.4
Warner-Lambert Company             4.2
VISX, Incorporated                 3.9
Bausch & Lomb Incorporated         3.2
IMS Health Incorporated            3.0
C.R. Bard, Inc.                    2.8
American Home Products
  Corporation                      2.8
Baxter International Inc.          2.7
Columbia/HCA Healthcare
  Corporation                      2.6

[FN]
*Represents combined holdings.

Breakdown of Investments         Percent of
By Country                       Net Assets

United States*                    75.6%
Canada                             6.6
Switzerland                        2.5
United Kingdom                     2.4
Japan                              2.1
France                             1.5
Denmark                            0.9
Ireland                            0.4
Sweden                             0.3
Germany                            0.2

[FN]
*Excludes short-term securities.


Industries Represented           Percent of
In the Portfolio                 Net Assets

Medical Specialties               21.9%
Pharmaceutical--Prescription      13.9
Biotechnology                     13.5
Pharmaceutical--Consumer          10.6
Pharmaceutical--Diversified       10.0
Medical Technology                 9.3
Health Care Cost Containment       7.5
Healthcare--Information            5.8


Merrill Lynch Healthcare Fund, Inc., October 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1999
Assets:             Investments, at value (identified cost--$409,480,256) (Note 1a)                         $482,494,271
                    Cash                                                                                             541
                    Foreign cash (Note 1b)                                                                     1,832,785
                    Receivables:
                      Securities sold                                                      $  7,396,297
                      Capital shares sold                                                       621,825
                      Dividends                                                                 224,656        8,242,778
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          33,704
                                                                                                            ------------
                    Total assets                                                                             492,604,079
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   12,827,486
                      Capital shares redeemed                                                 1,911,700
                      Investment adviser (Note 2)                                               457,306
                      Distributor (Note 2)                                                      219,063       15,415,555
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       194,852
                                                                                                            ------------
                    Total liabilities                                                                         15,610,407
                                                                                                            ------------

Net Assets:         Net assets                                                                              $476,993,672
                                                                                                            ============
Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  3,116,777
                    Class B Shares of Common Stock, $.10 par value, 250,000,000
                    shares authorized                                                                          5,385,984
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            712,015
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            863,394
                    Paid-in capital in excess of par                                                         400,978,084
                    Accumulated investment loss--net                                                          (2,819,717)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                                (4,259,223)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         73,016,358
                                                                                                            ------------
                    Net assets                                                                              $476,993,672
                                                                                                            ============

Net Asset           Class A--Based on net assets of $168,838,546 and 31,167,771
Value:              shares outstanding                                                                      $       5.42
                                                                                                            ============
                    Class B--Based on net assets of $232,882,776 and 53,859,841
                    shares outstanding                                                                      $       4.32
                                                                                                            ============
                    Class C--Based on net assets of $30,815,625 and 7,120,148
                    shares outstanding                                                                      $       4.33
                                                                                                            ============
                    Class D--Based on net assets of $44,456,725 and 8,633,941
                    shares outstanding                                                                      $       5.15
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended October 31, 1999
Investment          Dividends (net of $10,516 foreign withholding tax)                                      $  1,150,238
Income              Interest and discount earned                                                                 759,627
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               1,909,865
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  2,530,951
                    Account maintenance and distribution fees--Class B (Note 2)               1,258,613
                    Transfer agent fees--Class B (Note 2)                                       249,569
                    Account maintenance and distribution fees--Class C (Note 2)                 161,993
                    Transfer agent fees--Class A (Note 2)                                       153,236
                    Account maintenance fees--Class D (Note 2)                                   56,267
                    Registration fees (Note 1f)                                                  49,885
                    Printing and shareholder reports                                             49,522
                    Accounting services (Note 2)                                                 46,095
                    Professional fees                                                            42,231
                    Transfer agent fees--Class D (Note 2)                                        38,964
                    Transfer agent fees--Class C (Note 2)                                        34,350
                    Custodian fees                                                               33,061
                    Directors' fees and expenses                                                 19,130
                    Pricing fees                                                                  1,029
                    Other                                                                         4,686
                                                                                           ------------
                    Total expenses                                                                             4,729,582
                                                                                                            ------------
                    Investment loss--net                                                                      (2,819,717)
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (3,660,993)
(Loss) on             Foreign currency transactions--net                                        (81,969)      (3,742,962)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        3,009,042
(Notes 1b, 1c,        Foreign currency transactions--net                                          5,601        3,014,643
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                       (728,319)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (3,548,036)
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six     For the Year
                                                                                           Months Ended         Ended
                                                                                            October 31,       April 30,
                    Increase (Decrease) in Net Assets:                                         1999             1999
Operations:         Investment loss--net                                                   $ (2,819,717)    $ (4,714,156)
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                               (3,742,962)      51,839,878
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        3,014,643       (3,584,627)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (3,548,036)      43,541,095
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (5,572,543)     (22,527,624)
(Note 1g):            Class B                                                                (9,877,905)     (38,560,945)
                      Class C                                                                (1,273,871)      (4,031,344)
                      Class D                                                                (1,478,725)      (4,985,869)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (18,203,044)     (70,105,782)
                                                                                           ------------     ------------
Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                               (8,740,867)     133,798,226
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (30,491,947)     107,233,539
                    Beginning of period                                                     507,485,619      400,252,080
                                                                                           ------------     ------------
                    End of period                                                          $476,993,672     $507,485,619
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A++
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                   October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                              1999         1999       1998       1997      1996
Per Share           Net asset value, beginning of period           $   5.62    $   5.84   $   5.05   $   5.27   $   3.81
Operating                                                          --------    --------   --------   --------   --------
Performance:        Investment income (loss)--net                      (.01)       (.03)      (.02)       .02       (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.01)        .67       2.02        .40       1.67
                                                                   --------    --------   --------   --------   --------
                    Total from investment operations                   (.02)        .64       2.00        .42       1.66
                                                                   --------    --------   --------   --------   --------
                    Less distributions from realized
                    gain on investments--net                           (.18)       (.86)     (1.21)      (.64)      (.20)
                                                                   --------    --------   --------   --------   --------
                    Net asset value, end of period                 $   5.42    $   5.62   $   5.84   $   5.05   $   5.27
                                                                   ========    ========   ========   ========   ========

Total Investment    Based on net asset value per share                (.56%)+++  12.01%     44.06%      8.55%     44.01%
Return:**                                                          ========    ========   ========   ========   ========

Ratios to Average   Expenses                                          1.27%*      1.27%      1.32%      1.40%      1.53%
Net Assets:                                                        ========    ========   ========   ========   ========
                    Investment income (loss)--net                     (.51%)*     (.46%)     (.28%)      .32%      (.23%)
                                                                   ========    ========   ========   ========   ========

Supplemental        Net assets, end of period (in thousands)       $168,838    $176,491   $146,154   $121,529   $132,083
Data:                                                              ========    ========   ========   ========   ========
                    Portfolio turnover                               48.69%      91.26%    115.99%    125.94%    133.50%
                                                                   ========    ========   ========   ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., October 31, 1999


FINANCIAL HIGHLIGHTS (concluded)

FINANCIAL HIGHLIGHTS
                                                                                          Class B++
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                   October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                              1999         1999       1998       1997      1996
Per Share           Net asset value, beginning of period           $   4.54    $   4.91   $   4.40   $   4.67   $   3.43
Operating                                                          --------    --------   --------   --------   --------
Performance:        Investment loss--net                               (.03)       (.07)      (.06)      (.03)      (.05)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.01)        .55       1.72        .35       1.49
                                                                   --------    --------   --------   --------   --------
                    Total from investment operations                   (.04)        .48       1.66        .32       1.44
                                                                   --------    --------   --------   --------   --------
                    Less distributions from realized gain
                    on investments--net                                (.18)       (.85)     (1.15)      (.59)      (.20)
                                                                   --------    --------   --------   --------   --------
                    Net asset value, end of period                 $   4.32    $   4.54   $   4.91   $   4.40   $   4.67
                                                                   ========    ========   ========   ========   ========

Total Investment    Based on net asset value per share               (1.15%)+++  10.79%     42.60%      7.44%     42.46%
Return:**                                                          ========    ========   ========   ========   ========

Ratios to Average   Expenses                                          2.29%*      2.29%      2.35%      2.44%      2.55%
Net Assets:                                                        ========    ========   ========   ========   ========
                    Investment loss--net                             (1.54%)*    (1.49%)    (1.31%)     (.72%)    (1.24%)
                                                                   ========    ========   ========   ========   ========

Supplemental        Net assets, end of period (in thousands)       $232,883    $256,000   $208,520   $178,025   $207,413
Data:                                                              ========    ========   ========   ========   ========
                    Portfolio turnover                               48.69%      91.26%    115.99%    125.94%    133.50%
                                                                   ========    ========   ========   ========   ========

                                                                                          Class C++
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                   October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                              1999         1999       1998       1997      1996
Per Share           Net asset value, beginning of period           $   4.55    $   4.92   $   4.40   $   4.68   $   3.43
Operating                                                          --------    --------   --------   --------   --------
Performance:        Investment loss--net                               (.04)       (.07)      (.06)      (.04)      (.05)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    --+++++    .55       1.73        .35       1.50
                                                                   --------    --------   --------   --------   --------
                    Total from investment operations                   (.04)        .48       1.67        .31       1.45
                                                                   --------    --------   --------   --------   --------
                    Less distributions from realized
                    gain on investments--net                           (.18)       (.85)     (1.15)      (.59)      (.20)
                                                                   --------    --------   --------   --------   --------
                    Net asset value, end of period                 $   4.33    $   4.55   $   4.92   $   4.40   $   4.68
                                                                   ========    ========   ========   ========   ========

Total Investment    Based on net asset value per share               (1.15%)+++  10.82%     42.66%      7.28%     42.76%
Return:**                                                          ========    ========   ========   ========   ========

Ratios to Average   Expenses                                          2.30%*      2.30%      2.36%      2.46%      2.52%
Net Assets:                                                        ========    ========   ========   ========   ========
                    Investment loss--net                             (1.55%)*    (1.50%)    (1.31%)     (.76%)    (1.19%)
                                                                   ========    ========   ========   ========   ========

Supplemental        Net assets, end of period (in thousands)       $ 30,816    $ 31,295   $ 19,860   $ 17,762   $ 20,761
Data:                                                              ========    ========   ========   ========   ========
                    Portfolio turnover                               48.69%      91.26%    115.99%    125.94%    133.50%
                                                                   ========    ========   ========   ========   ========




                                                                                          Class D++
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended
                                                                   October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                              1999         1999       1998       1997      1996
Per Share           Net asset value, beginning of period           $   5.36    $   5.62   $   4.89   $   5.13   $   3.72
Operating                                                          --------    --------   --------   --------   --------
Performance:        Investment income (loss)--net                      (.02)       (.04)      (.03)        --+++++  (.02)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.01)        .64       1.95        .39       1.63
                                                                   --------    --------   --------   --------   --------
                    Total from investment operations                   (.03)        .60       1.92        .39       1.61
                                                                   --------    --------   --------   --------   --------
                    Less distributions from realized
                    gain on investments--net                           (.18)       (.86)     (1.19)      (.63)      (.20)
                                                                   --------    --------   --------   --------   --------
                    Net asset value, end of period                 $   5.15    $   5.36   $   5.62   $   4.89   $   5.13
                                                                   ========    ========   ========   ========   ========

Total Investment    Based on net asset value per share                (.78%)+++  11.69%     43.95%      8.11%     43.74%
Return:**                                                          ========    ========   ========   ========   ========

Ratios to Average   Expenses                                          1.52%*      1.52%      1.56%      1.65%      1.75%
Net Assets:                                                        ========    ========   ========   ========   ========
                    Investment income (loss)--net                     (.76%)*     (.72%)     (.52%)      .06%      (.44%)
                                                                   ========    ========   ========   ========   ========

Supplemental        Net assets, end of period (in thousands)       $ 44,457    $ 43,700   $ 25,718   $ 18,318   $ 21,564
Data:                                                              ========    ========   ========   ========   ========
                    Portfolio turnover                               48.69%      91.26%    115.99%    125.94%    133.50%
                                                                   ========    ========   ========   ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts.

* Options--The Company is authorized to write covered call options and purchase put and call options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account        Distribution
                         Maintenance Fee        Fee

Class B                       .25%             .75%
Class C                       .25%             .75%
Class D                       .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended October 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                               MLFD      MLPF&S

Class A                       $  359    $ 3,987
Class D                       $2,788    $41,178

For the six months ended October 31, 1999, MLPF&S received contingent deferred sales charges of $201,150 and $8,974 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $175,856 in commissions on the execution of portfolio security transactions for the Company for the six months ended October 31, 1999.


Merrill Lynch Healthcare Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1999, were $230,584,954 and $271,887,352, respectively.

Net realized gains (losses) for the six months ended October 31,
1999 and net unrealized gains as of October 31, 1999 were as follows:
                                   Realized
                                    Gains         Unrealized
                                   (Losses)         Gains

Long-term investments          $ (3,661,061)    $ 73,014,015
Short-term investments                   68               --
Foreign currency transactions       (81,969)           2,343
                               ------------     ------------
Total                          $ (3,742,962)    $ 73,016,358
                               ============     ============

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $73,014,015, of which $99,064,285 related to appreciated securities and $26,050,270 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $409,480,256.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(8,740,867) and $133,798,226 for the six months ended October 31, 1999 and the year ended April 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares

For the Six Months                                  Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                       2,606,292    $  14,682,308
Shares issued to shareholders in
reinvestment of distributions       872,042        5,014,244
                               ------------    -------------
Total issued                      3,478,334       19,696,552
Shares redeemed                  (3,714,466)     (20,997,195)
                               ------------    -------------
Net decrease                       (236,132)   $  (1,300,643)
                               ============    =============


Class A Shares

For the Year                                        Dollar
Ended April 30, 1999                Shares          Amount

Shares sold                       8,643,632    $  49,274,570
Shares issued to shareholders in
reinvestment of distributions     3,730,411       20,333,921
                               ------------    -------------
Total issued                     12,374,043       69,608,491
Shares redeemed                  (5,987,365)     (33,558,968)
                               ------------    -------------
Net increase                      6,386,678    $  36,049,523
                               ============    =============


Class B Shares

For the Six Months                                  Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                       5,920,692    $  26,911,432
Shares issued to shareholders in
reinvestment of distributions     1,897,468        8,728,352
                               ------------    -------------
Total issued                      7,818,160       35,639,784
Automatic conversion of shares     (804,334)      (3,669,665)
Shares redeemed                  (9,507,871)     (43,094,212)
                               ------------    -------------
Net decrease                     (2,494,045)   $ (11,124,093)
                               ============    =============

Class B Shares

For the Year                                        Dollar
Ended April 30, 1999                Shares          Amount

Shares sold                      21,649,771    $ 101,284,377
Shares issued to shareholders in
reinvestment of distributions     7,691,505       34,351,075
                               ------------    -------------
Total issued                     29,341,276      135,635,452
Automatic conversion of shares   (1,158,996)      (5,416,606)
Shares redeemed                 (14,285,738)     (65,345,830)
                               ------------    -------------
Net increase                     13,896,542    $  64,873,016
                               ============    =============


Class C Shares

For the Six Months                                  Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                       1,231,158    $   5,630,129
Shares issued to shareholders in
reinvestment of distributions       244,785        1,128,458
                               ------------    -------------
Total issued                      1,475,943        6,758,587
Shares redeemed                  (1,238,407)      (5,629,138)
                               ------------    -------------
Net increase                        237,536    $   1,129,449
                               ============    =============


Class C Shares

For the Year                                        Dollar
Ended April 30, 1999                Shares          Amount

Shares sold                       3,758,607    $  17,612,224
Shares issued to shareholders in
reinvestment of distributions       818,791        3,659,161
                               ------------    -------------
Total issued                      4,577,398       21,271,385
Shares redeemed                  (1,733,904)      (7,931,730)
                               ------------    -------------
Net increase                      2,843,494    $  13,339,655
                               ============    =============


Class D Shares

For the Six Months                                  Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                       1,117,848    $   5,967,021
Automatic conversion of shares      678,104        3,669,665
Shares issued to shareholders in
reinvestment of distributions       241,738        1,322,309
                               ------------    -------------
Total issued                      2,037,690       10,958,995
Shares redeemed                  (1,561,840)      (8,404,575)
                               ------------    -------------
Net increase                        475,850    $   2,554,420
                               ============    =============


Class D Shares

For the Year                                        Dollar
Ended April 30, 1999                Shares          Amount

Shares sold                       4,701,426    $  25,678,950
Automatic conversion of shares      992,950        5,416,606
Shares issued to shareholders in
reinvestment of distributions       865,078        4,501,657
                               ------------    -------------
Total issued                      6,559,454       35,597,213
Shares redeemed                  (2,980,103)     (16,061,181)
                               ------------    -------------
Net increase                      3,579,351    $  19,536,032
                               ============    =============

5. Commitments:
At October 31, 1999, the Company had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $10,394,000.